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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement           / /  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              REALTY REFUND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
     (5) Total fee paid:
                        ------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                ----------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                                      ------------------------

     (3) Filing Party:
                      --------------------------------------------------------

     (4) Date Filed:
                    ----------------------------------------------------------


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

[Realty Refund Trust logo]                                   REALTY REFUND TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of Realty ReFund Trust will be held at the Sheraton Cleveland City Centre, 777 St. Clair Ave., N.E., Cleveland, Ohio on Monday, May 15, 1995 at 11:30 A.M., local time, for the purpose of considering and acting upon:

     1. The election of five (5) Trustees, each to hold office until the next Annual Meeting of Shareholders and until his successor shall be elected and qualified; and

     2. The transaction of any other business which properly may come before the meeting and any adjournments thereof.

     Shareholders of Realty ReFund Trust of record at the close of business on March 17, 1995 are entitled to vote at the Annual Meeting and any adjournments thereof.

                                               By order of the Board of Trustees

                                                        CHRISTINE TURK
                                                         Secretary

Cleveland, Ohio
April 7, 1995


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SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES.
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

                                                                   April 7, 1995

[Realty Refund Trust logo]                                REALTY REFUND TRUST
                                                          1385 Eaton Center
                                                          Cleveland, Ohio 44114

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Trustees of Realty ReFund Trust (the "Trust") for use at the Annual Meeting of Shareholders to be held on May 15, 1995 and any adjournments thereof.

     Shareholders of record at the close of business on March 17, 1995 (the record date) will be entitled to vote at the Annual Meeting and at any adjournments thereof. At that date the Trust had issued and outstanding 1,020,586 Shares of Beneficial Interest. Each such Share is entitled to one vote on all matters properly coming before the Annual Meeting. At least 510,294 Shares of Beneficial Interest of the Trust must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business.

     This Proxy Statement and the accompanying form of proxy were first mailed to Shareholders on April 7, 1995.

                              ELECTION OF TRUSTEES

     At this Annual Meeting, five Trustees are to be elected for a term expiring at the 1996 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless a Shareholder requests that voting of the proxy be withheld for any one or more of the nominees for Trustee in accordance with the instructions set forth on the proxy, it presently is intended that Shares of Beneficial Interest represented by proxies solicited hereby will be voted for the election as Trustees of the five nominees named in the table below. All nominees have consented to being named in this Proxy Statement and to serve if elected. Should any nominee subsequently decline or be unable to accept such nomination or to serve as a Trustee, an event which the Trustees do not now expect, the persons voting the Shares of Beneficial Interest represented by proxies solicited hereby may either vote such Shares for a slate of five persons which includes a substitute nominee or for a reduced number of nominees, as they may deem advisable.

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Trust's records.

                                         PRINCIPAL OCCUPATIONS
                                        DURING PAST FIVE YEARS,                 FIRST
                                       AGE AS OF MARCH 17, 1995                BECAME
     NAME OF NOMINEE                    AND DIRECTORSHIPS HELD                 TRUSTEE
- - -------------------------    ---------------------------------------------    ---------
Alan M. Krause               Chairman and Co-Chief Executive Officer of         1971
                             the Trust since 1990 and, prior thereto, Vice
                             Chairman of the Trust; Chairman of Mid-
                             America ReaFund Advisors, Inc. since 1990
                             (investment advisor to the Trust); Principal,
                             The Mid-America Companies (real estate
                             ownership); President, The Mid-America
                             Management Corporation (real estate man-
                             agement). Age 65.

James H. Berick              President and Treasurer of the Trust since         1971
                             1990 and, prior thereto, Vice Chairman and
                             Secretary of the Trust; President and Trea-
                             surer of Mid-America ReaFund Advisors, Inc.
                             since 1990 (investment advisor to the Trust);
                             Chairman, Berick, Pearlman & Mills Co.,
                             L.P.A. (attorneys). Mr. Berick is a Director
                             or Trustee of MBNA Corporation, A. Schulman,
                             Inc., The Tranzonic Companies, and The Town
                             and Country Trust. Age 61.

Alvin M. Kendis*             Retired. Formerly, of Counsel, McDonald,           1971
                             Hopkins, Burke & Haber Co., L.P.A. (attor-
                             neys). Age 76.

Frank L. Kennard*            Retired. Formerly, Senior Vice President, The      1971
                             Huntington National Bank. Age 72.

Samuel S. Pearlman*          Principal, Berick, Pearlman & Mills Co.,           1990
                             L.P.A. (attorneys). Age 52.

- - ---------------
*Member of the Audit Committee.


     The Trustees held five meetings during the year ended January 31, 1995. The Trustees do not have a standing nominating or compensation committee. All incum-bent Trustees attended all of such meetings and all meetings of committees of the Trustees on which they served during the year, except Mr. Kendis, who did not attend one Trustee and one committee meeting.

     The Audit Committee has the responsibility of recommending to the Trustees the selection of the Trust's independent auditors, reviewing the scope and results of audit and non-audit services, and reviewing internal accounting controls. The Audit Committee met twice during the fiscal year.

     James H. Berick and Samuel S. Pearlman are the Chairman and a principal, respectively, of the law firm of Berick, Pearlman & Mills Co., L.P.A., general counsel to the Trust, which received legal fees from the Trust during the year ended January 31, 1995.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     The aggregate compensation, consisting exclusively of Trustees' fees, paid by the Trust to all Trustees as a group (five persons) for the year ended January 31, 1995 was $16,000.

     The Trust pays Trustees' fees to each Trustee, other than Messrs. Krause and Berick, in the amount of $250 per month plus $500 for each month in which a Trustee attends a Board meeting.

TRUST PERFORMANCE GRAPH

     The following graph compares total Shareholder returns over the last five fiscal years to the Standard & Poor's 500 Stock Index ("S&P 500") and the National Association of Real Estate Investment Trusts, Inc.'s Total Return Indexes for mortgage real estate investment trusts ("NAREIT"). Total return values for the S&P 500, NAREIT and the Trust were calculated based upon market weighting at the beginning of the period and include reinvestment of dividends. The Shareholder return shown on the following graph is not necessarily indicative of future performance.

     The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Trust specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

  Measurement Period
(Fiscal Year Covered)            TRUST          S&P 500         NAREIT
- - ---------------------           -------         -------        --------
       1/31/90                   100.00          100.00          100.00
       1/31/91                   104.55          108.38           87.07
       1/31/92                   165.81          132.98          113.92
       1/31/93                    97.38          146.96          116.35
       1/31/94                    82.08          165.84          129.78
       1/31/95                    99.00          166.78          100.79

CERTAIN TRANSACTIONS

     The Trust is a party to an Advisory Agreement under which the Trust receives certain services from Mid-America ReaFund Advisors, Inc. ("MARA"), a corporation owned by Alan M. Krause and James H. Berick. The Advisory Agreement provides that MARA, under the supervision of the Trustees, serves as investment adviser and consultant in connection with the policy decisions to be made by the Trustees of the Trust and as administrator of the day-to-day investment operations of the Trust. In return for MARA's services, the Advisory Agreement provides, in part, that MARA is to receive (a) a monthly fee of 1/12th of 1% of the average book value of the invested assets of the Trust during the next preceding month; (b) 15% of the commitment fees received by the Trust for any stand-by or gap commitment relating to a mortgage loan which is not closed; and (c) an incentive fee equal to 10% of the amount, if any, by which the net profits of the Trust exceed 8% of the average monthly net worth of the Trust for the year. MARA will refund to the Trust the amount, if any, by which the operating expenses of the Trust in any fiscal year exceed the lesser of (x) 1 1/2% of the invested assets of the Trust for such fiscal year or (y) the greater of (i) 1 1/2% of the average month-end net assets of the Trust for such fiscal year or (ii) 25% of the net income of the Trust for such fiscal year. The Trust paid an aggregate amount of $294,115 to MARA for services rendered under the Advisory Agreement during the year ended January 31, 1995.

     Each of Messrs. Krause and Berick has an employment agreement with the Trust, expiring in 2005, which provides that he will receive no compensation from the Trust as long as the Advisory Agreement is in effect. Should MARA no longer provide such services, Messrs. Krause and Berick will then be compensated, collectively, upon the same annual basis as is MARA with each to receive, as long as he continues to be employed pursuant to his employment agreement, an amount equal to (a) if both of Messrs. Krause and Berick continue their employment with the Trust, one-half of the compensation that would have been paid to MARA or (b) if only one of Messrs. Krause and Berick continues his employment with the Trust, the full amount of the compensation that would have been paid to MARA.

     The Trust has a wrap-around mortgage loan on an office building in Toledo, Ohio owned by Riverview Tower Limited Partnership, a limited partnership of which an affiliate of Mr. Krause is a general partner. The loan bears interest at a rate per annum equal to 10%. The maturity date of this loan has been extended to December 31, 1996. During the year ended January 31, 1995, the largest principal balance of the loan was $13,706,529 and the largest amount of the Trust's net investment in the loan was $9,288,468. As of March 31, 1995, the outstanding principal balance of the loan was $10,922,815 and the Trust's net investment in the loan was $7,200,521.

     On March 16, 1993, the Trust borrowed $5,000,000 from Mr. Krause by selling to him the Trust's $5,000,000 note (the "Note") at par. The Note will bear interest at the base lending rate of National City Bank, Cleveland, Ohio ("NCB") and will mature on August 31, 1995, subject to extension for up to one additional year in certain circumstances. The Note is secured by a lien on the assets of the Trust, which lien is subordinate to the prior lien of NCB. In connection with the closing of such financing, the Trustees received the written opinion of an independent investment banking firm that the terms of such financing were fair, from a financial point of view, to the other Shareholders of the Trust. The proceeds of the sale of the Note were used to reduce the Trust's outstanding indebtedness to NCB under its revolving line of credit.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Mr. Krause has been both an owner and an investor in a significant number of real estate projects and, directly or through affiliates, is a general partner in numerous real estate partnerships. A property owned by one of such real estate partnerships was sold in 1994 through foreclosure.

                   OWNERSHIP OF SHARES OF BENEFICIAL INTEREST

     The following table sets forth information as of March 17, 1995 in respect of any persons known to the Trustees to be the "beneficial" owner of more than 5% of the Trust's Shares and the number of the Trust's Shares owned "beneficially" by each Trustee and nominee, and the Trustees, nominees and executive officers as a group.

                       FIVE PERCENT BENEFICIAL OWNER; AND
       BENEFICIAL OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

                                          SHARES         % OF
                                       BENEFICIALLY   OUTSTANDING
               NAME                       OWNED         SHARES
- - -----------------------------------    ----------     ----------
Alan M. Krause(1)                        183,001          17.9%
James H. Berick                           14,780(2)        1.4%
Alvin M. Kendis                            1,000           (3)
Frank L. Kennard                           1,000           (3)
Samuel S. Pearlman                           750           (3)
Trustees, Nominees and Executive
  Officers as a group (five
  persons)                               200,531(2)       19.6%

- - ---------------
(1) Mr. Krause is the only person known to the Trust who beneficially owns more than 5% of the Trust's outstanding Shares. Mr. Krause's address is 600 Eaton Center, Cleveland, Ohio 44114.

(2) Includes 100 Shares owned by Mr. Berick's wife, 80 Shares owned by Mr. Berick's adult children and 14,000 Shares owned by a partnership of which Mr. Berick's adult children are partners, as to all of which Mr. Berick disclaims beneficial ownership.

(3) Less than 1%.


                            SELECTION OF ACCOUNTANTS

     The Trustees have selected Arthur Andersen LLP as independent auditors to examine the books, records and accounts of the Trust for the fiscal year ending January 31, 1996. Arthur Andersen LLP was the independent auditors of the Trust for the fiscal year ended January 31, 1995 and is considered by the Trustees to be well qualified.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Trustees know of no matters to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should other matters come before the meeting, the Shares represented by proxies solicited hereby will be voted with respect thereto in accordance with the best judgment of the proxy holders.

                             SHAREHOLDER PROPOSALS

     If a Shareholder intends to present a proposal at the next Annual Meeting of Shareholders, presently scheduled for May 15, 1996, it must be received by the Trust for consideration for inclusion in the Trust's Proxy Statement and form of proxy relating to that meeting on or before December 8, 1995.

                             REVOCATION OF PROXIES

     A proxy may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by the execution of a later proxy with regard to the same shares or by giving notice in writing or in open meeting.

                            SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Trust. The Trust does not expect to pay any compensation for the solicitation of proxies but may pay brokers, nominees, fiduciaries and custodians their reasonable expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone or telegraph, or by Trustees and officers of the Trust.

                                               By order of the Board of Trustees

                                                         CHRISTINE TURK
                                                           Secretary
April 7, 1995

                 REALTY REFUND TRUST                                        P R O X Y
                 ------------------------------------           THIS PROXY IS SOLICITED ON BEHALF
                                                                         OF THE TRUSTEES

    PLEASE          The undersigned hereby appoints ALAN M. KRAUSE, JAMES H.
   SIGN AND     BERICK and SAMUEL S. PEARLMAN as Proxies, each with the full
    RETURN      power to appoint his substitute, and hereby authorizes them to
     THIS       represent and to vote, as designated below, all the shares of
    PROXY       beneficial interest of Realty ReFund Trust held of record by the
   WHETHER      undersigned on March 17, 1995, at the annual meeting of
    OR NOT      shareholders to be held on May 15, 1995, or at any adjournments
  YOU EXPECT    thereof.
  TO ATTEND
     THE        1. Election of Trustees.
   MEETING         FOR all nominees listed below    / /        WITHHOLD AUTHORITY    / /
                   (except as marked to the contrary below)    to vote for all nominees listed below
   YOU MAY
NEVERTHELESS
   VOTE IN            Alan M. Krause, James H. Berick, Alvin M. Kendis,
  PERSON IF                Frank L. Kennard and Samuel S. Pearlman
 YOU ATTEND
                   (Instruction: To withhold authority to vote for any Individual nominee, write that nominee's name on the space
                                 provided below.)


                   -----------------------------------------------------------------


                2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                       (Continued, and to be signed, on the other side)



                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
               DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

               Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                Dated:                    , 1995
                                                      --------------------

                                                --------------------------------
                                                             Signature

                                                --------------------------------
                                                     Signature if held jointly

                                                    Please Sign and Return the
                                                        Proxy Card Promptly

                                   Proxy Card